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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 16, 1999


                            THE CHASE MANHATTAN BANK
              (formerly known as "The Chase Manhattan Bank, N.A.")
           ----------------------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)


                      CHASE MANHATTAN GRANTOR TRUST 1996-A
                      -------------------------------------
                      (Issuer with respect to Certificates)


         New York                      33-99544              13-2633612
----------------------------- ------------------------- -------------------
(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)


      270 Park Avenue, New York, New York                     10017
      -----------------------------------------             ----------
      (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000
===============================================================================

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Item 5.  Other Events:

         On 3/15/99, Chase Manhattan Grantor Trust 1996-A (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of February 1, 1996, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.7 of the Pooling and Servicing Agreement is being filed as exhibit 20.1 to this Current Report on Form 8-K.

         On 4/15/99, Chase Manhattan Grantor Trust 1996-A (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of February 1, 1996, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.7 of the Pooling and Servicing Agreement is being filed as exhibit 20.2 to this Current Report on Form 8-K.

         On 5/17/99, Chase Manhattan Grantor Trust 1996-A (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of February 1, 1996, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.7 of the Pooling and Servicing Agreement is being filed as exhibit 20.3 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1 Monthly Certificateholder's statements with respect to the March 15, 1999 distribution.

                  20.2 Monthly Certificateholder's statements with respect to the April 15, 1999 distribution.

                  20.3 Monthly Certificateholder's statements with respect to the May 17, 1999 distribution.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 23, 1999

                                    THE CHASE MANHATTAN BANK,
                                    as Servicer


                                    By:  /s/ Jeffrey D. Hammer
                                    ---------------------------
                                    Name:  Jeffrey D. Hammer
                                    Title: Vice President

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.              Description
-----------              -------------
20.1                     Certificateholder Report dated 3/15/1999 delivered
                         pursuant to Section 5.7 of the Pooling and Servicing
                         Agreement dated as of February 1, 1996.
20.2                     Certificateholder Report dated 4/15/1999 delivered
                         pursuant to Section 5.7 of the Pooling and Servicing
                         Agreement dated as of February 1, 1996.
20.3                     Certificateholder Report dated 5/17/1999 delivered
                         pursuant to Section 5.7 of the Pooling and Servicing
                         Agreement dated as of February 1, 1996.